UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

FORUM MERGER IV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40230	86-1556509
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FMIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FMIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2023, Forum Merger IV Corporation (the “Company”) filed with the Secretary of State of the State of Delaware an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation. The Company’s stockholders approved the Charter Amendment at a special meeting of stockholders of the Company (the “Special Meeting”) on March 7, 2023. At the Special Meeting, the Company’s stockholders approved the following proposals:

(a) to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date (the “completion window”, and any extensions of that date pursuant to the Extension Amendment Proposal, an “Extension”) by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 22, 2023 (such date, the “Current Outside Date”) to April 22, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the completion window to consummate a business combination on a monthly basis up to seven times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by Forum Investors IV LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable completion window, until November 22, 2023 (each, an “Additional Charter Extension Date”) or a total of up to eight months after the Current Outside Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

(b) to elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”);

(c) to amend (the “Founder Share Amendment”) the charter to provide holders of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B Common Stock” and, collectively with the Class A Common Stock, the “common stock”) the right to convert any and all their Class B Common Stock into Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

(d) to amend (the “Redemption Limitation Amendment”) the charter to delete the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”);

(e) to amend (the “Liquidation Amendment”) the charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Charter Extension Date, as applicable) as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

(f) to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal (the “Adjournment Proposal”).

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 7, 2023, at the Special Meeting, a total of 34,749,165 (or 80.81%) of the Company’s issued and outstanding shares of Class A Common Stock and Class B Common Stock held of record as of February 3, 2023, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	To approve and adopt the Extension Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,616,925	1,132,240	0	N/A

2.	To elect Neil Goldberg, Richard Katzman and Steven Berns to serve as Class I directors on the Board until the 2024 annual meeting of stockholders or until his successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Neil Goldberg	28,351,387	6,397,778	N/A
Richard Katzman	30,231,321	4,517,844	N/A
Steven Berns	30,231,321	4,517,844	N/A

3.	To approve and adopt the Founder Share Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,762,214	108,093	878,858	N/A

4.	To approve and adopt the Redemption Limitation Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,762,214	108,093	878,858	N/A

5.	To approve and adopt the Liquidation Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,764,466	984,699	0	N/A

6.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,747,360	122,947	878,858	N/A

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 7.01 Regulation FD Disclosure.

In connection with the proposals approved at the Special Meeting, 81.07% of the Company’s public shares were redeemed. As a result, approximately $64,602,773.10 remains in the trust account.

On March 9, 2023 the Company issued a press release announcing that the Charter Amendment was approved at the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Forum Merger IV Corporation
99.1	Press Release, dated March 9, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER IV CORPORATION

Dated: March 9, 2023	By:	/s/ David Boris
		Name:	David Boris
		Title:	Co-Chief Executive Officer and Chief Financial Officer

4